GROUP VARIABLE ANNUITY PROSPECTUS
                                MINNESOTA MUTUAL
                       GROUP VARIABLE ANNUITY PROSPECTUS

The group deferred variable annuity contracts (hereinafter "Contracts"), which are more fully described in this Prospectus, are designed to provide benefits under certain retirement programs or plans which qualify for special federal income tax treatment. The Contracts are specifically designed for deferred compensation plans of state and local governments and other tax-exempt organizations as provided in Sections 457 and 403 of the Internal Revenue Code (hereinafter "Code").
  The contract may also be used in other situations where a group annuity contract is desired but where the benefit structure does not require a contract which is recognized as an "annuity" for federal income tax purposes.
  The owner of a Contract or a Participant under a Contract may elect to have contract values accumulated on a completely variable basis, on a completely fixed basis (as part of Minnesota Mutual's General Account and in which the safety of principal and interest are guaranteed) or on a combination fixed and variable basis. To the extent that contract values are accumulated on a variable basis, they will be a part of the Group Variable Annuity Account. The Group Variable Annuity Account invests its assets in shares of the Portfolios of Advantus Series Fund, Inc. (the "Series Fund") or in shares of other registered investment companies or portfolios of such companies (hereinafter "Underlying Funds"). The Underlying Funds which are available under the Contract include the Long-Term Corporate Portfolio of Vanguard Fixed Income Securities Fund, Inc.; the Vanguard/Wellington Fund, Inc.; the Fidelity Contrafund; the Scudder International Fund, a series of Scudder International Fund, Inc.; and the Janus Twenty Fund, a series of the Janus Investment Fund. The variable accumulation value of the Contract and the amount of each variable annuity payment will vary in accordance with the performance of the Portfolio or Portfolios of the Series Fund or such other Underlying Funds selected by the Contract Owner or Participant. The Contract Owner or Participant bears the entire investment risk for any amounts allocated to the Group Variable Annuity Account. The Contract and all interests under it are usually subject to the general interests of creditors of the owner of the Contract (usually the employer).
  The amount of annuity payments may also be variable based upon the experience of the Group Variable Annuity Account or the payments may be fixed. They may also be a combination of both.
  This Prospectus sets forth information that a prospective investor should know before investing in the Group Variable Annuity Account, and it should be read and kept for future reference. A Statement of Additional Information, bearing the same date, which contains further Contract and Group Variable Annuity Account information, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (612) 665-3500, or by writing the Group Variable Annuity Account at its principal office at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098. A Table of Contents for the Statement of Additional Information appears in this Prospectus on page 31.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

   [LOGO]

THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
PH 612/665-3500
http://www.minnesotamutual.com

The date of this document and the Statement of Additional Information is: May 1, 1997.

F.47496 Rev. 5-1997

INDEX

                                                               Page

Definitions.................................................      3

Synopsis....................................................      4

Expense Table...............................................      6

Condensed Financial Information.............................      9

Financial Statements........................................     10

Performance Data............................................     10

General Descriptions........................................     11

Contract Charges............................................     15
    Sales Charges...........................................     15
    Mortality and Expense Risk Charges......................     15
    Contract Administrative Charge..........................     16
    Premium Taxes...........................................     16
    Contract Fee............................................     16

Series Fund and Underlying Fund Expenses....................     16

Description of the Contracts................................     17

Voting Rights...............................................     20

Annuity Period..............................................     21

Death Benefit...............................................     23

Crediting Accumulation Units................................     24

Withdrawals and Surrender...................................     26

Distribution................................................     27

Federal Tax Status..........................................     27

Legal Proceedings...........................................     31

Registration Statement......................................     31

Statement of Additional Information.........................     31

DEFINITIONS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: an accounting device used to determine the value of a Contract before annuity payments begin.

ACCUMULATION VALUE: the sum of the values under a Contract in the General Account and in the Group Variable Annuity Account. Accumulation values may also be determined with respect to each Participant's interest in the Contract.

ANNUITY: a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain.

ANNUITY UNIT: an accounting device used to determine the amount of annuity payments.

CERTIFICATE: a Participant's evidence of Contract rights and privileges or of the amount and terms of annuity payments.

CODE: the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER: the owner of the Contract, which could be a state, a local government or other tax-exempt employer eligible to contract for a tax-advantaged plan or any other suitable group owner.

CONTRACT YEAR: a period of one year beginning with the Contract date or a Contract anniversary.

FIXED ANNUITY: an annuity providing for payments of guaranteed amounts throughout the payment period.

FUND: the mutual fund or separate investment portfolio within a series mutual fund which has been designated as an eligible investment for the Group Variable Annuity Account, which shall be in addition to the Advantus Series Fund, Inc. and its Portfolios.

GENERAL ACCOUNT: all of our assets other than those in the Group Variable Annuity Account or in other separate accounts established by us.

GROUP VARIABLE ANNUITY ACCOUNT: a separate investment account called the Minnesota Mutual Group Variable Annuity Account, where the investment experience of its assets is kept separate from our other assets. This Group Variable Annuity Account has several sub-accounts.

PARTICIPANT: a person for whom an interest is maintained under a group variable annuity Contract, prior to the time that annuity payments begin.

PLAN: a tax-qualified plan of state and local governments and other tax-exempt organizations, or a plan sponsored by any other suitable group owner, under which benefits are to be provided by the group variable annuity Contracts described herein.

PURCHASE PAYMENTS: amounts paid to us under a Contract.

SERIES FUND: the Advantus Series Fund, Inc., a mutual fund of the series type which is an investment alternative for the Group Variable Annuity Account.

UNDERLYING FUND: one of a number of named mutual funds which are investment alternatives for the Group Variable Annuity Account.

UNDERLYING FUND PORTFOLIO: a securities portfolio of an Underlying Fund where it is a mutual fund of the series type.

VALUATION DATE: each date on which a Fund Portfolio is valued.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the Group Variable Annuity Account.

WE, US, OUR: The Minnesota Mutual Life Insurance Company.

YOU, YOUR: a Participant under the Contract.

QUESTIONS AND ANSWERS ABOUT THE VARIABLE ANNUITY CONTRACTS

THIS SYNOPSIS CONTAINS A BRIEF SUMMARY OF SOME OF THE IMPORTANT FEATURES OF THE VARIABLE ANNUITY CONTRACTS DESCRIBED IN THIS PROSPECTUS. YOU MAY FIND IT HELPFUL TO RE-READ THIS SUMMARY AFTER READING THE PROSPECTUS, WHICH SHOULD BE RETAINED FOR FUTURE REFERENCE. A GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS MAY BE FOUND UNDER THE HEADING "DEFINITIONS" IN THIS PROSPECTUS ON PAGE 3.

WHAT IS AN ANNUITY?
An annuity is a series of payments for life; for life with a minimum number of payments guaranteed; for the joint lifetime of the annuitant and another person and thereafter during the lifetime of the survivor; or for a period certain. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary during the payment or accumulation period in accordance with the investment experience of a separate account is called a variable annuity.

WHAT ARE THE CONTRACTS OFFERED BY THIS PROSPECTUS?
The Contracts are combination fixed and variable annuity contracts issued by us which provide for monthly annuity payments. These payments may begin immediately or at a future date elected by you. Purchase payments received by us under a Contract are allocated either to our General Account or Group Variable Annuity Account, as specified by you. Purchase payments and other values allocated to the General Account will be guaranteed and will accumulate at a rate of interest guaranteed to be no less than 3%. Purchase payments and other values allocated to the Group Variable Annuity Account are invested according to your instructions in one or more Underlying Fund Portfolios and there is no guarantee of investment return or even against investment loss on such allocations.
  This Prospectus describes only the variable aspects of the Contracts, except where fixed aspects are specifically mentioned. Please look to the language of the Contracts for a description of the fixed portion of the Contracts. For more information on the Contracts, see the heading "Description of the Contracts" in this Prospectus.

WHAT TYPES OF VARIABLE ANNUITY CONTRACTS ARE AVAILABLE?
This Prospectus offers only one type of Contract, a group deferred variable annuity contract (herein "Contract"), designed primarily to be used in tax-advantaged plans of state and local governments and other tax-exempt organizations. These governments or organizations are the owners of the Contracts. The Contract and all interests under it are subject to the general interests of creditors of the owner of the Contract (usually the employer).

HOW DOES A PERSON OBTAIN COVERAGE UNDER THE CONTRACT?
After purchasing a Contract, the Contract Owner will submit an application to us for any employee who desires coverage under the Contract, is eligible to participate in the underlying retirement program and who completes an application. Such a person is then covered by the Contract and its terms, herein a "Participant." A person's employer or the Contract Owner should be consulted for additional information regarding the plan.

HOW IS THE AMOUNT OF PURCHASE PAYMENTS DETERMINED?
As a general matter, the Contract Owner, normally an employer, will report to us the amount of purchase payments by or on behalf of each Participant. There are no minimum amounts or number of purchase payments that are required under the Contract. For deferred compensation programs, the employer or Contract Owner will make purchase payments by or on behalf of a Participant pursuant to the provisions of the underlying deferred compensation plan.

WHAT INVESTMENT OPTIONS ARE AVAILABLE FOR THE GROUP VARIABLE ANNUITY ACCOUNT? Currently purchase payments may be allocated to one or more of the sub-accounts of the Group Variable Annuity Account that invest respectively in the following Series Fund or Underlying Fund Portfolios:
    Growth Portfolio of Advantus Series Fund, Inc.,
    Bond Portfolio of Advantus Series Fund, Inc.,
    Money Market Portfolio of Advantus Series Fund, Inc.,
    Asset Allocation Portfolio of Advantus Series Fund, Inc.,

    Mortgage Securities Portfolio of Advantus Series Fund, Inc.,
    Index 500 Portfolio of Advantus Series Fund, Inc.,
    Capital Appreciation Portfolio of Advantus Series Fund, Inc.,
    International Stock Portfolio of Advantus Series Fund, Inc.,
    Value Stock Portfolio of Advantus Series Fund, Inc.,
    Small Company Portfolio of Advantus Series Fund, Inc.,
    Maturing Government Bond Portfolios of Advantus Series Fund, Inc. (of which four are available),
    Long-Term Corporate Portfolio of Vanguard Fixed Income Securities Fund,
      Inc.,
    Vanguard/Wellington Fund, Inc.,
    Fidelity Contrafund,
    Scudder International Fund, a series of Scudder International Fund, Inc.,
      and
    Janus Twenty Fund, a series of the Janus Investment Fund
  Additional information concerning the investment objectives, policies and related expenses of the Series Fund Portfolios can be found in the current prospectus for the Advantus Series Fund, Inc., which is attached to this Prospectus. Additional information concerning the investment objectives and policies of these Underlying Funds is contained in the prospectuses for each such option. Some of these fund alternatives may also be part of a series fund arrangement where not all of an existing fund's investment options are available to the Contract.
  There is no assurance that any Series Fund Portfolio or Underlying Fund will meet its objectives.

CAN YOU CHANGE THE PORTFOLIO SELECTED?
Yes, provided that the Contract Owner and the underlying plan permit it. A Participant may change the allocation of future purchase payments by giving us written notice or a telephone call notifying us of the change. Before annuity payments begin, a Participant may transfer all or a part of the accumulation value from one Portfolio to another or among the Portfolios. After variable annuity payments begin, transfers of annuity reserves may be made among the sub-accounts of the Group Variable Annuity Account and from those sub-accounts to the General Account. However, once fixed annuity payments begin, no annuity reserves may be transferred out of the General Account.

WHAT CHARGES ARE ASSOCIATED WITH THE CONTRACTS?
The following Contract expense information is intended to illustrate the expenses of the Contract as applied to the Participant interests thereunder. All expenses are rounded to the nearest dollar. The information contained in the tables must be considered with the narrative information which immediately follows them.

EXPENSE TABLE
The tables shown below are to assist a Contract Owner or Participant in understanding the costs and expenses that a Participant's interest in the Contract will bear directly or indirectly. For more information on Contract costs and expenses, see the Prospectus heading "Contract Charges" and the information immediately following. We reserve the right to increase the mortality and expense risk charge to 1.25%. We also reserve the right to increase the administrative charge to .40%. However, no such increases are anticipated. The table does not reflect deductions for any applicable premium taxes which may be made from each purchase payment depending upon the applicable law. Surrender amounts in years shown reflect the Participant's ability to withdraw an amount equal to ten percent of the accumulation value at the end of the previous calendar year without the imposition of the deferred sales charge.

PARTICIPANT TRANSACTION EXPENSES

    Deferred Sales Load (as a percentage of amount
      surrendered)..............................................          6.0%
                                                                  decreasing uniformly
                                                                  by .0833% for each of
                                                                   the first 72 months
                                                                    from the contract
                                                                          date
    SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average account value) Mortality and
    Expense Risk Charges........................................           0.85%
    Contract Administrative Charge..............................           0.15%
                                                                          ------
        Total Separate Account Annual Expenses..................           1.00%
                                                                          ------
                                                                          ------

UNDERLYING MUTUAL FUND ANNUAL EXPENSES
(As a percentage of average net assets for the described underlying mutual funds.)

                                                                                              TOTAL FUND ANNUAL
                                                     MANAGEMENT &     OTHER EXPENSES (AFTER    EXPENSES (AFTER
                                    INVESTMENT      ADMINISTRATIVE           EXPENSE               EXPENSE
                                  MANAGEMENT FEES      EXPENSES          REIMBURSEMENTS)       REIMBURSEMENTS)
                                  ---------------  -----------------  ---------------------  -------------------
Advantus Series Fund, Inc.:
  Growth Portfolio..............          .50%                --                 .09%                  .59%
  Bond Portfolio................          .50%                --                 .06%                  .56%
  Money Market Portfolio........          .50%                --                 .10%                  .60%
  Asset Allocation Portfolio....          .50%                --                 .04%                  .54%
  Mortgage Securities
    Portfolio...................          .50%                --                 .08%                  .58%
  Index 500 Portfolio...........          .40%                --                 .05%                  .45%
  Capital Appreciation
    Portfolio...................          .75%                --                 .10%                  .85%
  International Stock
    Portfolio...................          .74%                --                 .32%                 1.06%
  Small Company Portfolio.......          .75%                --                 .06%                  .81%
  Maturing Government Bond 1998
    Portfolio (1)(2)............          .05%                --                 .15%                  .20%
  Maturing Government Bond 2002
    Portfolio (1)(2)............          .05%                --                 .15%                  .20%
  Maturing Government Bond 2006
    Portfolio(2)................          .25%                --                 .15%                  .40%
  Maturing Government Bond 2010
    Portfolio(2)................          .25%                --                 .15%                  .40%
  Value Stock Portfolio(2)......          .75%                --                 .08%                  .83%

                                                                                              TOTAL FUND ANNUAL
                                                     MANAGEMENT &     OTHER EXPENSES (AFTER    EXPENSES (AFTER
                                    INVESTMENT      ADMINISTRATIVE           EXPENSE               EXPENSE
                                  MANAGEMENT FEES      EXPENSES          REIMBURSEMENTS)       REIMBURSEMENTS)
                                  ---------------  -----------------  ---------------------  -------------------
Vanguard Fixed Income Securities
 Fund, Inc.-- Long-Term
 Corporate Portfolio............          .04%              .24%                 .03%                  .31%
Vanguard/Wellington Fund,
 Inc............................          .04%              .23%                 .03%                  .31%
Fidelity Contrafund.............          .57%                --                 .26%                  .83%
Scudder International Fund......          .82%                --                 .32%                 1.14%
Janus Twenty Fund...............          .66%                --                 .27%                  .93%

(1) Investment management fees for the Maturing Government Bond 1998 and 2002 Portfolios are equal on an annual basis to .05% of average daily net assets until April 30, 1998 at which time the fees will be .25% of average daily net assets.

(2) Minnesota Mutual voluntarily absorbed certain expenses of the Maturing Government Bond 1998, Maturing Government Bond 2002, Maturing Government Bond 2006 and Maturing Government Bond 2010 Portfolios for the year ended December 31, 1996. If these portfolios had been charged for expenses, the ratio of expenses to average daily net assets would have been .72%, 1.14%, 1.58% and 2.18%, respectively. It is Minnesota Mutual's present intention to waive other fund expenses during the current fiscal year which exceed, as a percentage of average daily net assets, .15%. Minnesota Mutual also reserves the option to reduce the level of other expenses which it will voluntarily absorb.

CONTRACT OWNER EXPENSE EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                 IF YOU SURENDERED YOUR
                                               CONTRACT AT THE END OF THE            IF YOU ANNUITIZE AT THE END OF
                                                 APPLICABLE TIME PERIOD                THE APPLICABLE TIME PERIOD
                                          -------------------------------------   -------------------------------------
                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------   ------   -------   -------   --------
Advantus Series Fund, Inc.:
  Growth Portfolio......................   $63       $80      $ 97       $189      $16       $50      $ 87       $189
  Bond Portfolio........................   $63       $79      $ 96       $186      $16       $49      $ 85       $186
  Money Market Portfolio................   $63       $80      $ 98       $190      $16       $50      $ 87       $190
  Asset Allocation Portfolio............   $62       $79      $ 95       $183      $16       $49      $ 84       $183
  Mortgage Securities Portfolio.........   $63       $80      $ 97       $188      $16       $50      $ 86       $188
  Index 500 Portfolio...................   $61       $76      $ 90       $174      $15       $46      $ 79       $174
  Capital Appreciation Portfolio........   $65       $88      $111       $217      $19       $58      $100       $217
  International Stock Portfolio.........   $67       $94      $121       $239      $21       $65      $111       $239
  Small Company Portfolio...............   $65       $87      $109       $213      $18       $57      $ 98       $213
  Maturing Government Bond 1998
    Portfolio...........................   $59       $68      $ 77       $145      $12       $38      $ 66       $145
  Maturing Government Bond 2002
    Portfolio...........................   $59       $68      $ 77       $145      $12       $38      $ 66       $145
  Maturing Government Bond 2006
    Portfolio...........................   $61       $74      $ 87       $168      $14       $44      $ 77       $168
  Maturing Government Bond 2010
    Portfolio...........................   $61       $74      $ 87       $168      $14       $44      $ 77       $168
  Value Stock Portfolio.................   $65       $87      $110       $215      $19       $58      $ 99       $215
Vanguard Fixed Income Securities Fund,
 Inc.--Long-Term Corporate Portfolio....   $60       $72      $ 83       $158      $13       $42      $ 72       $158
Vanguard/Wellington Fund, Inc...........   $60       $72      $ 83       $168      $13       $42      $ 72       $158
Fidelity Contrafund.....................   $65       $87      $110       $215      $19       $58      $ 99       $215
Scudder International Fund..............   $68       $96      $125       $247      $22       $67      $115       $247
Janus Twenty Fund.......................   $66       $90      $115       $225      $20       $60      $104       $225

IS THERE A GUARANTEED DEATH BENEFIT?
Yes. The Contract has a guaranteed death benefit if a Participant dies before annuity payments have started. The death benefit shall be equal to the greater of: (1) the amount of the Participant's accumulation value payable at death; or
(2) the amount of the total purchase payments paid to us by or on behalf of a Participant, less all prior Participant Contract withdrawals or transfers. A transfer for this purpose is the application of an amount from this Contract to another investment alternative available in the Contract Owner's underlying plan.

WHAT ANNUITY OPTIONS ARE AVAILABLE?
The Contracts specify several annuity options. Each annuity option may be elected on either a variable annuity or fixed annuity basis or a combination of the two. Other annuity options may be available from us on request. The specified annuity options are a life annuity; a life annuity with a period certain of either 120 months, 180 months or 240 months; a joint and last survivor annuity and a period certain annuity.

WHAT IF A CONTRACT PARTICIPANT DIES?
If a Participant dies before payments begin, we will pay the Participant's guaranteed death benefit of the Contract as a death benefit to the named beneficiary. If the annuitant dies after annuity payments have begun, we will pay whatever death benefit may be called for by the terms of the annuity option selected.

WHAT VOTING RIGHTS DO YOU HAVE?
Participants and annuitants will be able to direct us as to how to vote shares of the Series Fund and Underlying Funds held for their Certificates.

CONDENSED FINANCIAL INFORMATION

The financial statements of and Minnesota Mutual Group Variable Annuity and The Minnesota Mutual Life Insurance Company Account may be found in the Statement of Additional Information.
  The table below gives per unit information about each sub-account for the years ended December 31, 1996 and 1995 and the period from September 2, 1994, commencement of operations, to December 31, 1994. This information should be read in conjunction with the financial statements and related notes of Minnesota Mutual Group Variable Annuity Account included in the Statement of Additional Information. As of December 31, 1996, no contract owners have elected to allocate payments to the MIMLIC Bond, MIMLIC Mortgage Securities, MIMLIC Capital Appreciation, MIMLIC International Stock, MIMLIC Small Company, MIMLIC Maturing Government Bond 1998, MIMLIC Maturing Government Bond 2002, MIMLIC Maturing Government Bond 2006, MIMLIC Maturing Government Bond 2010 and MIMLIC Value Stock sub-accounts. Accordingly, no condensed financial information is presented for these sub-accounts.

                                                                                     PERIOD FROM
                                                                                    SEPTEMBER 2,
                                                     YEAR ENDED      YEAR ENDED        1994 TO
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        1996            1995            1994
                                                    -------------   -------------   -------------
MIMLIC Growth Sub-Account:
  Unit value at beginning of period...............         $1.000              --              --
  Unit value at end of period.....................         $1.076              --              --
  Number of units outstanding at end of period....        136,198              --              --

MIMLIC Money Market Sub-Account:
  Unit value at beginning of period...............         $1.055          $1.011          $1.000
  Unit value at end of period.....................         $1.097          $1.055          $1.011
  Number of units outstanding at end of period....      1,676,436         812,075         318,636

MIMLIC Asset Allocation Sub-Account:
  Unit value at beginning of period...............         $1.000              --              --
  Unit value at end of period.....................         $1.062              --              --
  Number of unit outstanding at end of period.....         69,684              --              --

MIMLIC Index 500 Sub-Account:
  Unit value at beginning of period...............         $1.326          $0.979          $1.000
  Unit value at end of period.....................         $1.597          $1.326          $0.979
  Number of units outstanding at end of period....      3,811,296       1,252,482         261,150

Vanguard Long-Term Corporate Sub-Account:
  Unit value at beginning of period...............         $1.234          $0.989          $1.000
  Unit value at end of period.....................         $1.242          $1.234          $0.989
  Number of units outstanding at end of period....      2,199,884       1,202,743         275,796

Vanguard Wellington Sub-Account
  Unit value at beginning of period...............         $1.283          $0.977          $1.000
  Unit value at end of period.....................         $1.475          $1.283          $0.977
  Number of units outstanding at end of period....      9,571,917       4,097,086       1,363,274

Fidelity Contrafund Sub-Account:
  Unit value at beginning of period...............         $1.322          $0.981          $1.000
  Unit value at end of period.....................         $1.600          $1.322          $0.981
  Number of units outstanding at end of period....     18,638,007      11,232,337       4,870,232

Scudder International Sub-Account:
  Unit value at beginning of period...............         $1.039          $0.934          $1.000
  Unit value at end of period.....................         $1.178          $1.039          $0.934
  Number of units outstanding at end of period....      4,774,006       3,011,428       1,807,445

                                                                                     PERIOD FROM
                                                                                    SEPTEMBER 2,
                                                     YEAR ENDED      YEAR ENDED        1994 TO
                                                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        1996            1995            1994
                                                    -------------   -------------   -------------
Janus Twenty Sub-Account:
  Unit value at beginning of period...............         $1.289          $0.959          $1.000
  Unit value at end of period.....................         $1.628          $1.289          $0.959
  Number of units outstanding at end of period....      2,891,975         990,111         444,821

------------------------------------------------------------------------
FINANCIAL STATEMENTS

The financial statements of Minnesota Mutual Group Variable Annuity Account and The Minnesota Mutual Life Insurance Company's financial statements are included in the Statement of Additional Information.

------------------------------------------------------------------------
PERFORMANCE DATA

From time to time the Group Variable Annuity Account may publish advertisements containing performance data relating to its sub-accounts. In the case of the Money Market sub-account, the Group Variable Annuity Account will publish yield or effective yield quotations for a seven-day or other specified period. In the case of the other sub-accounts, performance data will consist of average annual total return quotations for a one-year period and for the period since the sub-account became available pursuant to the Group Variable Annuity Account's registration statement, and may also include cumulative total return quotations for the period since the sub-account became available pursuant to such registration statement. The Money Market sub-account may also quote such average annual and cumulative total return figures. Performance figures used by the Group Variable Annuity Account are based on historical information of the sub-accounts for specified periods, and the figures are not intended to suggest that such performance will continue in the future. Performance figures of the Group Variable Annuity Account will reflect charges made pursuant to the terms of the Contracts offered by this Prospectus and charges of the Series Fund or Underlying Funds. The various performance figures used in Group Variable Annuity Account advertisements relating to the contracts described in this Prospectus are summarized below. More detailed information on the computations is set forth in the Statement of Additional Information.

MONEY MARKET SUB-ACCOUNT YIELD.    Yield quotations for the Money Market
sub-account are based on the income generated by an investment in the sub-account over a specified period, usually seven days. The figures are "annualized," that is, the amount of income generated by the investment during the period is assumed to be generated over a 52-week period and is shown as a percentage of the investment. Effective yield quotations are calculated similarly, but when annualized the income earned by an investment in the sub-account is assumed to be reinvested. Effective yield quotations will be slightly higher than yield quotations because of the compounding effect of this assumed reinvestment. Yield and effective yield figures quoted by the sub-account will not reflect the deduction of any applicable deferred sales charges.

TOTAL RETURN FIGURES.    Cumulative total return figures may also be quoted for
all sub-accounts. Cumulative total return is based on a hypothetical $1,000 investment in the sub-account at the beginning of the advertised period, and is equal to the percentage change between the $1,000 net asset value of that investment at the beginning of the period and the net asset value of that investment at the end of the period. Cumulative total return figures quoted by the sub-account will not reflect the deduction of any applicable deferred sales charges.
  All cumulative total return figures published for sub-accounts will be accompanied by average annual total return figures for a one-year period, three-year period and for the period since the sub-account became available pursuant to the Group Variable Annuity Account's registration statement. Average annual total return figures will show for the specified period the average annual rate of return required for an initial investment of $1,000 to equal the surrender value of that investment at the end of the period. The surrender value will reflect the deduction of the deferred sales charge applicable to the contract and to the length of the period advertised. Such average annual total return figures may also be accompanied by average annual total return figures, for the same or other periods, which do not reflect the deduction of any applicable deferred sales charges.

GENERAL DESCRIPTIONS

A.  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
The Minnesota Mutual Life Insurance Company is a mutual life insurance company organized in 1880 under the laws of Minnesota. Its home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098 (612-665-3500). It is licensed to do a life insurance business in all states of the United States (except New York, where it is an authorized reinsurer), the District of Columbia, Canada, Puerto Rico, and Guam.

B.  MINNESOTA MUTUAL GROUP VARIABLE ANNUITY ACCOUNT
On June 14, 1993, the Board of Trustees of Minnesota Mutual established the Minnesota Mutual Group Variable Annuity Account (the "Group Variable Annuity Account") in accordance with Minnesota Insurance Law. The Group Variable Annuity Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act") and meets the definition of a "separate account" under the federal securities laws.
  The Minnesota law under which the Group Variable Annuity Account was established provides that the assets of the Group Variable Annuity Account shall not be chargeable with liabilities arising out of any other business which Minnesota Mutual may conduct, but shall be held and applied exclusively for the benefit of the holders of those variable annuity Contracts for which the separate account was established. The investment performance of the Group Variable Annuity Account is entirely independent of both the investment performance of our General Account and of any other separate accounts which we may have established or may later establish. All obligations under the Contracts are general corporate obligations of Minnesota Mutual.
  The Group Variable Annuity Account currently has sub-accounts to which Contract Owners and Participants may allocate purchase payments. Each sub-account invests in shares of a corresponding Portfolio of the Fund or an underlying Fund. Additional sub-accounts may be added at our discretion.

C.  ADVANTUS SERIES FUND, INC.
The Group Variable Annuity Account may invest in Advantus Series Fund, Inc. (the "Series Fund"), a mutual fund of the series type. Prior to May 1, 1997, the name of the Series Fund was "MIMLIC Series Fund, Inc." On January 14, 1997, the Series Fund's Board of Directors approved an amendment of the Series Fund's Articles of Incorporation for the purpose of changing the name of the Series Fund to "Advantus Series Fund, Inc." effective May 1, 1997. The purpose of the name change is to provide the Series Fund with a more distinctive name which may provide greater visibility and name recognition, which reflects the name of its adviser and which may provide additional marketing opportunities for variable contracts investing in shares of the Series Fund. The change in the Series Fund's name will not result in any change in investment objectives, policies or practices for the Series Fund or any of its portfolios. The Series Fund is registered with the Securities and Exchange Commission as a diversified, open-end management investment company, but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Series Fund. The Series Fund issues its shares, continually and without sales charge, only to our separate accounts, which currently include the Variable Annuity Account, the Group Variable Annuity Account, Variable Fund D, the Variable Life Account, and the Variable Universal Life Account. The Series Fund may be made available to other separate accounts as new products are developed, and may be used as the underlying investment medium for separate accounts of the Northstar Life Insurance Company, a wholly-owned subsidiary of ours domiciled in the State of New York. Shares are sold and redeemed at net asset value. In the case of a newly issued Contract or interest under it, purchases of shares of the Portfolios of the Series Fund in connection with the first purchase payment will be based on the values next determined after issuance of the Contract by us. Redemptions of shares of the Portfolios of the Series Fund are made at the net asset value next determined from the day we receive a request for transfer, partial withdrawal or surrender at our home office. In the case of outstanding Contracts, purchases of shares of the Portfolio of the Series Fund for the Group Variable Annuity Account are made at the net asset value of such shares next determined after receipt by us of Contract purchase payments.
  The Series Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management") which, prior to May 1, 1997, served as investment adviser to the Series Fund. MIMLIC Management is a wholly-owned subsidiary of

Minnesota Mutual. The same portfolio managers and other personnel who previously provided investment advisory services to the Series Fund through MIMLIC Management continue to provide the same services through Advantus Capital. Advantus Capital acts as an investment adviser to the Series Fund pursuant to an advisory agreement.
  It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Series Fund simultaneously. Although Minnesota Mutual does not currently foresee any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Series Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Series Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance law, (2) changes in federal income tax laws, (3) changes in the investment management of any of the Portfolios of the Series Fund, or (4) differences in voting instructions between those given by policy owners and those given by contract owners.
  The investment objectives and certain policies of the Portfolios of the Series Fund available in the Contract are as follows:

    The Growth Portfolio seeks the long-term accumulation of capital. Current income, while a factor in portfolio selection, is a secondary objective. The Growth Portfolio will invest primarily in common stocks and other equity securities. Common stocks are more volatile than debt securities and involve greater investment risk.

    The Bond Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of capital. The Bond Portfolio will invest primarily in long-term, fixed-income, high-quality debt instruments. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

    The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities not exceeding one year. The return produced by these securities will reflect fluctuation in short-term interest rates.

    The Asset Allocation Portfolio seeks as high a level of long-term total rate of return as is consistent with prudent investment risk. The Asset Allocation Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. The Asset Allocation Portfolio involves the risks inherent in stocks and debt securities of varying maturities and the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

    The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. In pursuit of this objective the Mortgage Securities Portfolio will follow a policy of investment primarily in mortgage-related securities. Prices of mortgage-related securities will tend to rise and fall inversely with the rise and fall of the general level of interest rates.

    The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.

    The Capital Appreciation Portfolio seeks growth of capital. Investments will be made based upon their potential for capital appreciation. Therefore, current income will be incidental to the objective of capital growth. Because of the market risks inherent in any equity investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value.

    The International Stock Portfolio seeks long-term capital growth. In pursuit of this objective the International Stock Portfolio will follow a policy of investing in stocks issued by companies, large and small, and debt obligations of companies and governments outside the United States. Current income will be incidental to the objective of capital growth. The Portfolio is designed for persons seeking international diversification. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

    The Small Company Portfolio seeks long-term accumulation of capital. In pursuit of this objective, the Small Company Portfolio will follow a policy of investing primarily in common or preferred stocks issued by small companies, defined in terms of either market capitalization or gross revenues. Investments in small companies usually involve greater investment risks than fixed income securities or corporate equity securities generally. Small companies will typically have a market capitalization of less than $1.5 billion or annual gross revenues of less than $1.5 billion.

    The Value Stock Portfolio seeks the long-term accumulation of capital. In pursuit of this objective, the Value Stock Portfolio will follow a policy of investing primarily in the equity securities of companies which, in the opinion of the adviser, have market values which appear low relative to their underlying value or future earnings and growth potential. As it is anticipated that the Portfolio will consist in large part of dividend-paying common stocks, the production of income will be a secondary objective of the Portfolio.

    The Maturing Government Bond Portfolios seek to provide as high an investment return as is consistent with prudent investment risk for a specified period of time ending on a specified liquidation date. In pursuit of this objective each of the four Maturing Government Bond Portfolios seek to return a reasonably assured targeted dollar amount, predictable at the time of investment, on a specific target date in the future through investment in a portfolio composed primarily of zero coupon securities. These are securities that pay no cash income and are sold at a discount from their par value at maturity. The current target dates for the maturities of these Portfolios are 1998, 2002, 2006 and 2010, respectively. On maturity the Portfolio will be converted to cash and reinvested at the direction of the Contract Owner. In the absence of instructions, liquidation proceeds will be allocated to the Money Market Portfolio.

  A prospectus for the Series Fund is attached to this Prospectus and prospectuses for the other Underlying Funds are distributed with this Prospectus or are available upon request. A person should carefully read this Prospectus and the prospectus for any Underlying Fund Portfolio to which payments are to be allocated before investing in the Contracts.

D.  UNDERLYING FUNDS
In addition to the investment made by the Group Variable Annuity Account in shares of the Series Fund, the Contracts also provide for sub-accounts of the Group Variable Annuity Account which invest in shares of other registered investment companies. These Underlying Fund options may not be available in all Contracts issued by us and Participants should consult with their employer and plan sponsor to determine the availability of these options under the Contract available to them. As of the date of this Prospectus, sub-accounts have been established which allow for investment in shares of the following:

    Long-Term Corporate Portfolio of Vanguard Fixed Income Securities Fund, Inc., (a corporate and government bond fund); Vanguard/Wellington Fund, Inc., a balanced equity fund; Fidelity Contrafund, a growth equity fund; Scudder International Fund, an international stock fund; and Janus Twenty Fund, a growth equity fund.

    The Vanguard Fixed Income Securities Fund, Inc. employs the Wellington Management Company as the investment adviser for the Long-Term Corporate Portfolio. The Vanguard/Wellington Fund, Inc., employs as its adviser the Wellington Management Company. The Fidelity Contrafund has as its adviser Fidelity Management & Research Company ("FMR"), a subsidiary of FMR Corporation. The Scudder International Fund has as its adviser Scudder, Stevens & Clark, Inc. The Janus Twenty Fund has as its adviser Janus Capital Corporation.

  The investment objectives and certain policies of the Underlying Funds available under the Contract are as follows:

    The Vanguard Long-Term Corporate Portfolio, part of the Vanguard Fixed Income Securities Fund, Inc., seeks to provide investors with a high level of income consistent with the maintenance of principal and liquidity. This Portfolio invests in a diversified portfolio of investment grade corporate and government bonds. This Portfolio is exposed to substantial interest rate risk because of the length of its average maturity and it may exhibit high to very high price fluctuations due to changing interest rates. The possibility that corporate bonds held by the Portfolio will be repaid prior to maturity is an additional risk associated with this Portfolio.

    The Vanguard/Wellington Fund, Inc. seeks to provide conservation of principal, a reasonable income return, and profits without undue risk. This Fund invests in a diversified portfolio of common stocks and bonds, with common stocks expected to represent 60% to 70% of the Fund's total assets.

    Fidelity Contrafund seeks long-term growth by investing in stocks. This Fund invests in companies that are currently "out of favor" with the public but show potential for capital appreciation. The Fund invests in both well-known and lesser-known companies believed to be undervalued due to overly pessimistic appraisals by the market. The Fund invests primarily in common stock and convertible securities, with a bias toward medium- and smaller-capitalization companies.

    The Scudder International Fund, a series of Scudder International Fund, Inc., seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities. It generally invests in equity securities of established companies that are listed on foreign exchanges which the Adviser believes have favorable characteristics, but may also invest up to 20% of its total assets in debt securities of foreign governments, supranational organizations and private issuers. The Fund seeks to diversify investments among several countries and to have represented in the portfolio, in substantial proportions, business activities in not less than three different countries. The Fund does not intend to concentrate investments in any particular industry. Foreign investing involves exposure to special risks, including economic or political instability and currency fluctuation.

    The Janus Twenty Fund, a series of the Janus Investment Fund, seeks long-term growth of capital. This nondiversified Fund seeks to invest in companies that the portfolio manager believes offer rapid growth potential. Under normal circumstances, this Fund will concentrate its investments in a core position of 20 to 30 common stocks. The risk of loss may be greater than would exist with a more diversified account.

  Some of these shares are available not only to insurance company separate accounts, but may also be available to the public generally, which may have a bearing on the question of whether the Contracts may be considered annuity contracts for tax purposes. For more information, please see the heading "Federal Tax Status" in this Prospectus on page 27. Persons considering sub-account investments in these Funds should obtain a current prospectus for those Funds from the Funds or the Contract Owners before investing in those sub-accounts.

E.  ADDITIONS, DELETIONS OR SUBSTITUTIONS
We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the sub-accounts of the Group Variable Annuity Account. If investment in a fund should no longer be possible or if we determine it becomes inappropriate for Contracts of this class, we may substitute another fund for a sub-account. Substitution may be with respect to existing accumulation values, future purchase payments and future annuity payments.
  Investment in all Series Fund or Underlying Fund options may not be available, and may be restricted by the Contract Owner. For example, the Contract held by the Chuch of the Nazarene Tax- Sheltered Annuity Plan makes available the Underlying Fund options and the Money Market, Growth, Asset Allocation, and Index 500 Portfolios of the Series Fund. The Contract held by the Minnesota State Deferred Compensation Plan makes available the Underlying Fund options and the Money Market and Index 500 Portfolios of the Series Fund. The Minnesota State Colleges and University 403(b) Program makes available all of the portfolios of the Series Fund.
  We may also establish additional sub-accounts in the Group Variable Annuity Account and we reserve the right to add, combine or remove any sub-accounts of the Group Variable Annuity Account. Each additional sub-account will purchase shares in a new portfolio or mutual fund. Such sub-accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. Similar considerations will be used by us should there be a determination to eliminate one or more of the sub-accounts of the Group Variable Annuity Account. The basis of offering additional investment options to existing Contract Owners is subject to our discretion.
  We also reserve the right, when permitted by law, to de-register the Group Variable Annuity Account under the Investment Company Act of 1940, to restrict or eliminate any voting rights of the Contract Owners, and to combine the Group Variable Annuity Account with one or more of our other separate accounts.

------------------------------------------------------------------------
CONTRACT CHARGES

A.  SALES CHARGES
No sales charge is deducted from the purchase payments for these Contracts. However, when a Participant's accumulation value is reduced by a withdrawal or surrender, a deferred sales charge may be deducted for expenses relating to the sale of the Contracts.
  The deferred sales charge is deducted from the Participant's remaining accumulation value except in the case of a surrender, where it reduces the amount distributed. We will deduct the deferred sales charge proportionally from the Participant's fixed and variable accumulation value.
  The amount of the deferred sales charge, expressed as a percentage of the Participant's accumulation value withdrawn, is shown in the following table. Percentages are shown as of the Participant's date of initial Contract participation and the end of each of the first six years of participation. The percentages decrease uniformly each month for 72 months from the initial date. In no event will the sum of the deferred sales charges exceed 9% of the purchase payments made by or on behalf of that Participant under a Contract.

       END OF             DEFERRED
 PARTICIPATION YEAR     SALES CHARGE
--------------------  -----------------
 Participation Date              6%
         1                       5%
         2                       4%
         3                       3%
         4                       2%
         5                       1%
         6                       0%

These sales charges may be waived in certain circumstances where sales expenses are not paid at the time of sale to registered representatives and broker-dealers responsible for the sales of the Contracts on the basis of purchase payments made under the Contract and where the Contract is sold in anticipation of reduced expenses.

B.  MORTALITY AND EXPENSE RISK CHARGES
We assume the mortality risk under the Contracts by our obligation to continue to make monthly annuity payments, determined in accordance with the annuity rate tables and other provisions contained in the Contract, to each annuitant regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the monthly annuity payments received under the Contract. In addition, we assume mortality risk in the formulation of death benefit provided by the Contract. See the heading "Death Benefit" herein.
  We assume an expense risk by assuming the risk that deductions provided for in the Contracts for the sales and administrative expenses will be adequate to cover the expenses incurred.
  For assuming these risks, we currently make a deduction from the Group Variable Annuity Account at the annual rate of .40% for the mortality risk and
 .45% for the expense risk. We reserve the right to increase the charge for the assumption of mortality risks to not more than .60% and the expense risks to not more than .65%. If this charge is increased to this maximum amount, then the total of the mortality risk charge and expense risk charge would be 1.25% on an annual basis.
  If these deductions prove to be insufficient to cover the actual cost of the expense and mortality risks assumed by us, then we will absorb the resulting losses and make sufficient transfers to the Group Variable Annuity Account from our general account, where appropriate. Conversely, if these deductions prove to be more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit (or "surplus") to us. Some or all of such profit may be used to cover any distribution costs not recovered through the deferred sales charge.

C.  CONTRACT ADMINISTRATIVE CHARGE
We perform all administrative services relative to the Contract. These services may include the review of the applications for compliance with our issue criteria, the preparation and issue of contracts and certificates, the receipt of purchase payments, forwarding them to the Series Fund or other fund managers for investment, the preparation and mailing of periodic reports and the performance of other services.
  As consideration for providing these services we currently make a deduction from the Group Variable Annuity Account at the annual rate of .15% for contract administration. We reserve the right to increase this administrative charge to not more than .40%. The administrative charge is designed to cover the administrative expenses incurred by us under the Contract.

D.  PREMIUM TAXES
Deduction for any applicable state premium taxes may be made from each purchase payment or at the commencement of annuity payments. There are currently no premium taxes which are applicable to the Contracts, but we reserve the right to make such a deduction should they become applicable to this Contract in the future.

E.  CONTRACT FEE
For Participants who elect a fixed annuity, there is a charge of $200 which is taken as a contract fee whenever fixed annuity payments are elected and purchased at rates guaranteed by the Contract. This fee will also be deducted when amounts are transferred for additional fixed annuity income once fixed annuity payments have begun.

------------------------------------------------------------------------
SERIES FUND AND UNDERLYING FUND EXPENSES

Advantus Capital, one of our subsidiaries, acts as the investment adviser to the Series Fund and deducts from the net asset value of each Portfolio of the Series Fund a fee for its services which are provided under an investment advisory agreement. The investment advisory agreements provide that the fee shall be computed at the annual rate which may not exceed .4% of the Index 500 Portfolio,
 .75% of the Capital Appreciation, Value Stock and Small Company Portfolios, 1% for the International Stock Portfolio and .5% of each of the remaining Portfolio's average daily net assets other than the Maturing Government Bond Portfolios. The Maturing Government Bond Portfolios pay an advisory fee equal to an annual rate of .25% of average daily net assets, however, the Portfolio which matures in 1998 will pay a rate of .05% from its inception to April 20, 1998, and .25% thereafter and the Portfolio which matures in 2002 will pay a rate of
 .05% from its inception to April 30, 1998, and .25% thereafter of average daily net assets.
  The Underlying Funds available to the sub-accounts of the Group Variable Annuity Account will also have advisory fees and expenses associated with the management of the assets in those alternatives according to the agreement that each has with its investment adviser. The adviser for each and a brief summary of the advisory arrangement for each is as follows:

    The Vanguard Fixed Income Securities Fund, Inc. employs the Wellington Management Company as the investment adviser for the Long-Term Corporate Portfolio. It pays the adviser a fee at the end of each fiscal quarter, calculated by applying a rate, based on the following percentages, to the Fund's average month-end assets for the quarter: for the first $2.5 billion, at a rate of .125%; for the next $2.5 billion, at a rate of .100%; for the next $2.5 billion, at a rate of .075% and over $7.5 billion, at a rate of .050%. The advisory fee is apportioned among the three Portfolios of the Fund according to a formula and pursuant to that allocation formula, the fee to the Long-Term Corporate Portfolio is reduced by 50% from that applicable to the Fund.

    The Vanguard/Wellington Fund, Inc. employs as its adviser the Wellington Management Company. It pays the adviser a fee at the end of each fiscal quarter, calculated by applying a rate, based on the following percentages, to the Fund's average month-end assets for the quarter: For the first $500 million, at a rate of .125%; for the next $500 million, at a rate of .100%; for the next $1 billion, at a rate of .075%; for the next $1 billion, at a rate of .050%; over $3 billion, at a rate of .040%.

    The Fidelity Contrafund has as its adviser Fidelity Management & Research Company ("FMR"), a subsidiary of FMR Corp. The management fee paid to FMR is determined by taking a basic fee and then applying a performance adjustment which, in turn, depends on how well the Fund has performed relative to the S&P 500. The basic fee is calculated by adding an aggregated fund fee rate to an individual fund fee rate and multiplying that amount by the Fund's average net assets. The aggregated fund fee rate cannot rise above .52% and it drops as total assets under management increases. As of December, 1995, the basic fee rate was .61%. After applying the performance adjustment, the total management fee for fiscal 1995 was .72%. The maximum annualized performance adjustment rate is plus or minus .20%.

    The Scudder International Fund has as its adviser Scudder, Stevens & Clark, Inc. For the fiscal year ended March 31, 1995, the adviser received an investment management fee of 0.83% of the Fund's average daily nets assets on an annual basis. The fee is graduated so that increases in the Fund's net assets may result in a lower fee and decreases in the Fund's net assets may result in a higher fee.

    The Janus Twenty Fund has as its adviser Janus Capital Corporation. The advisory fee paid to the adviser for the fiscal period ended on October 31, 1995 amounted to .67%. It pays the adviser a fee at the end of each fiscal quarter, calculated by applying a rate, based on the following percentages, to the Fund's average month-end assets for the quarter: 1.00% of the first $30 million, .75% of next $270 million, .70% of next $200 million and .65% of over $500 million.

------------------------------------------------------------------------
DESCRIPTION OF THE CONTRACTS

The following material is intended to provide a general description of the terms of the Contracts. In the event that there are questions concerning the Contracts which are not discussed or should you desire additional information, then inquires may be addressed to us at: Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098. Our phone number is: (612) 665-3500.

1.  TYPE OF CONTRACT OFFERED
GROUP DEFERRED VARIABLE ANNUITY CONTRACT
The Contract is a group deferred variable annuity contract which is offered to employers and plan sponsors which are eligible to purchase group contracts which are to be used in connection with tax-advantaged plans of state and local governments and other tax-exempt organizations. The type of plans for which the Contract is suitable are described in Sections 457 and 403 of the Internal Revenue Code. The Contract provides rights and options to individuals who participate under such plans; the Contracts may not be purchased directly by individuals. The contract may also be used in other situations where a group annuity contract is desired but where the benefit structure does not require a contract which is recognized as an "annuity" for federal income tax purposes.

2.  ISSUANCE OF CONTRACTS
The Contracts are issued by us to sponsors of eligible plans upon their application. In a typical plan, the sponsor or eligible governmental unit is the owner of the Contract and will designate individuals eligible to participate in the Contract as a Participant. The Contract and all interests under it are usually subject to the general interests of creditors of the owner of the Contract (usually the employer).

3.  MODIFICATION OF CONTRACTS
The Contract may be modified at any time by written agreement between us and the owner of the Contract. However, no such modification will adversely affect the rights of a Participant under the Contract unless the modification is made to comply with a law or government regulation.

4.  ANNUITY PAYMENTS
Variable annuity payments are determined on the basis of: (a) the mortality table specified in the Contract, which reflects the age of the annuitant; (b) the type of annuity payment option selected; and (c) the investment performance of the Group Variable Annuity Account and its sub-accounts. The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in an expense in excess of the expense deduction provided for in the Contract. The annuitant electing to receive all or a part of his or her payments as a variable annuity will receive the value of a fixed number of annuity units each month. The value of such units and thus the amounts of the monthly annuity payments will, however, reflect investment gains and losses and investment income of the Group Variable Annuity Account, and thus the annuity payments will vary with the investment experience of the assets of the applicable Group Variable Annuity Account.

5.  ASSIGNMENT
A Participant's accumulation value may not be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, and to the maximum extent permitted by law, that value and benefits payable under the Contract shall be exempt from the claims of creditors. The assets of the plan are, however, subject to the claims of the general creditors of the Contract Owner (usually the employer).

6.  LIMITATIONS ON PURCHASE PAYMENTS
The amount of purchase payments to be paid by the Contract Owner by or on behalf of a Participant shall be determined by the Contract Owner in accordance with the provisions of the underlying plan. All purchase payments are payable at our Home Office which is located at: 400 Robert Street North, St. Paul, Minnesota 55101-2098.

7.  SUSPENSION AND TERMINATION OF PURCHASE PAYMENTS
A Contract Owner may suspend making purchase payments by giving 60 days' written notice to us. The suspension may be with respect to all Participants or only as to such class or classes of Participants as may be specified by the Contract Owner. Purchase payments may be resumed as to those suspended Participants by written notice to us.
  Under some contracts, the Contract Owner may at any time terminate the Contract should we fail to perform under the Contract and not cure any found deficiency or should our activities be classified as misfeasance, malfeasance or fraud. Some Contracts may also be terminated should we have a material change in our financial condition as measured by the standard insurance company rating agencies.
  We may terminate the Contract at any date by written notice to the Contract Owner in the event that the Contract is no longer part of a qualified Section 457 or Section 403 plan or if we determine that a Contract amendment is necessary and the Contract Owner does not assent to such an amendment.
  After termination of the Contract, we will accept no further purchase payments. Termination will have no effect on Participants as to whom annuity payments have begun. As to Participants with a current accumulation value, those values will continue to be maintained under the Contract until: (a) withdrawn to provide plan benefits, (b) applied to provide annuity payments or (c) transferred to the Contract Owner. So long as Participant Accumulation Values are maintained under the Contract, the withdrawal and transfer provisions continue to apply to those values on the same basis as prior to Contract termination.
  If amounts are to be transferred to the Contract Owner on termination of the Contract, those accumulation values attributable to the Group Variable Annuity Account, decreased by any applicable deferred sales charge, will be transferred within seven days after the Contract termination. However, Minnesota Mutual reserves the right to defer payment for any period during which the New York Stock Exchange is closed for trading or when the Securities and Exchange Commission has determined that a state of emergency exists which may make such determination and payment impractical.
  General Account values payable to the Contract Owner on termination are subject to current valuation procedures and payment of the General Account accumulation value or market value to the Contract Owner, decreased by any applicable deferred sales charge, as may be either in a lump sum or in installments over a five year period as the Contract Owner may elect. However, in any event we guarantee that on the termination of the Contract, Participant General Account market values will not be less than the sum of all allocations made to the General Account by or on behalf of each Participant, accumulated at 3% per annum, less any Participant withdrawal, any applicable deferred sales charge and less any transfers of General Account accumulation values to the Group Variable Annuity Account.

8.  CONTRACT SETTLEMENT
Whenever any payment of an amount under the Contract attributable to the Group Variable Annuity Account is to be made in a single sum, payment will be made within seven days after the date such payment is called for by the terms of the Contract, except as payment may be subject for postponement for:

    (a) any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or during which trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission;

    (b) any period during which an emergency exists as determined by the Commission as a result of which it is not reasonably practical to dispose of securities in the Group Variable Annuity Account or to fairly determine the value of the assets of the Group Variable Annuity Account; or

    (c) such other periods as the Commission may by order permit for the protection of the Contract Owners.

9.  PARTICIPATION IN DIVISIBLE SURPLUS
The Contract is a participating Contract. The portion, if any, of our divisible surplus accruing on this Contract shall be determined annually by us and shall be credited to the Contract on such a basis as we may determine. We do not anticipate any divisible surplus and do not anticipate making dividend payments to Contract Owners under the Contract.

10.  CONTRACT LOANS
A Participant under a Contract which satisfies the requirements of Code Section 403 as a tax-sheltered annuity (a "TSA Contract") and under a plan which provides for loans may take a loan from us with the Contract as security for the loan, to the extent that such loans are permitted by applicable state law. The maximum loan available is the lesser of (a) or (b), where (a) is $50,000 and (b) is the greater of (i) one-half of the Participant's Accumulation Value less any applicable deferred sales charge or (ii) the Participant's Accumulation Value up to the amount of $10,000, less the amount of interest that would be charged during the first quarter that the loan would be outstanding and less any applicable deferred sales charge. Such a loan taken from, or secured by, a TSA Contract may have federal income tax consequences. See "Federal Tax Status" on page 27. The maximum loan amount is determined as of the date we receive a Participant's request for a loan. This minimum loan amount is $1,000.
  Upon receiving a written request for a loan, we will send the Participant a loan application and agreement for his or her signature. We will charge interest in arrears. Restrictions other than the maximum loan amount which apply to loans are:

    (a) Only one loan may be outstanding at any time;

    (b) A period of at least three months is required between the repayment of a loan and the application for a new loan;

    (c) If there is an outstanding loan on the Contract, then any withdrawals will be limited to the Accumulation Value, less the outstanding loan principal, less any interest due, and less any applicable deferred sales charge;

    (d) A loan is not available if annuity payments have begun; and

    (e) The TSA loan account portion of a Participant's interest in the Contract may not be transferred to the Group Variable Annuity Account when a loan is outstanding, provided, however, that a single transfer from the TSA loan account will be allowed each calendar year in an amount no more than the TSA loan account value less the outstanding loan principal, less the outstanding interest, and less any applicable deferred sales charge.

  The loan amount requested, plus the first quarter's interest, plus any applicable deferred sales charge, will be transferred from the portion of the Participant's Accumulation Value allocated to the Group Variable Annuity Account to the General Account on the date the loan application is approved. Unless the Participant directs us otherwise, amounts will be transferred from sub-accounts of the Group Variable Annuity Account in the same proportion that the Participant's allocations to each sub-account bears to his or her total allocations to the Group Variable Annuity Account prior to the loan.

LOAN INTEREST AND TSA LOAN ACCOUNT INTEREST
  The interest rate charged on a loan is variable and will be set on the first day of each calendar quarter. It will apply to the outstanding loan principal in that calendar quarter. The loan interest rate will not exceed the greater of the

"published monthly average" for the calendar month ending two months before the beginning of the calendar quarter or the "interest rate in effect on the Contract" plus 1%. The "published monthly average" means the Moody's Composite Average of Yields on Bonds as published by the Moody's Investors Service. The "interest rate in effect on the Contract" is the interest rate credited on portions of Accumulation Value allocated to the General Account, including amounts held in the TSA loan account.
  The interest rate credited to allocations of Accumulation Value to the General Account will also be credited to the TSA loan account, which will have the effect of reducing the effective interest rate to be paid on the loan to the difference between the interest rate paid on the loan and that credited on the TSA loan account. A loan will have a permanent effect on the Participant's Accumulation Value. The effect could be either positive or negative, depending upon whether the investment results of the sub-accounts are greater or lesser than the interest rate credited on the TSA loan account.

LOAN REPAYMENT
Repayment must be made in substantially equal payments over a period of five years or less. Early repayment may be made without penalty at any time. When the loan is repaid, then the TSA loan account terminates, and the amounts remain in the General Account. A Participant may reallocate these amounts among the General Account and the sub-accounts of the Separate Account by exercising his or her Contract's transfer rights.
  If a Participant withdraws all of his or her Accumulation Value while a loan is outstanding, then the loan is due at the time of the withdrawal. If the loan is not repaid prior to the complete withdrawal, the payment on withdrawal will be the Participant's Accumulation Value, less the outstanding loan principal, less any interest due, and less any applicable deferred sales charges. In addition, depending upon the Participant's circumstances, such a withdrawal may result in income taxation, tax penalties and disqualification of the Participant's interest in the Contract as a tax-sheltered annuity.
  Failure to meet the requirements of the loan agreement will result in its termination. Loan amounts will then be treated as distributions under the contract. Treatment of a loan as a distribution will result in taxable income under applicable tax rules. In addition, depending upon the Participant's circumstances, it may result in income taxation, tax penalties, and disqualification of the Participant's interest in the contract as a tax-sheltered annuity. If there is a distribution, the Participant's Accumulation Value will be reduced by the amount of the outstanding loan principal, reduced by any interest due, and reduced by any applicable deferred sales charge on that amount.

------------------------------------------------------------------------
VOTING RIGHTS

We will vote in our discretion shares of Underlying Funds other than Portfolios of the Series Fund held in the Group Variable Annuity Account. We also will vote the Series Fund Portfolio shares held in the Group Variable Annuity Account, but will do so in accordance with instructions received from Participants with values allocated to sub-accounts investing in shares of those Series Fund Portfolios. We will vote all shares of a Series Fund Portfolio held by the Group Variable Annuity Account for which no voting instructions are received from Participants in the same proportion as shares held by the Group Variable Annuity Account for which such instructions have been received. If, however, the 1940 Act or any regulation thereunder should change so that we may be allowed to vote such shares in our own right, then we may elect to do so.
  Voting instructions for votes of Series Fund Portfolio shares are to be provided during the accumulation period by Participants with values allocated to sub-accounts investing in those Portfolios and during the annuity period by annuitants with annuity reserves allocated to those sub-accounts. In each case, the value of the amounts so allocated on behalf of a Participant or annuitant will be divided by net asset value per share of the applicable Series Fund Portfolio shares to determine the number of shares for which voting instructions may be provided by the Participant or annuitant. In either case, instructions for voting fractional shares will be recognized. We shall notify each Participant or annuitant of a Series Fund shareholders' meeting if the shares held for the Participant may be voted at such meeting. We shall notify Participants or annuitants who are entitled to provide such voting instructions and will provide them with proxy materials and forms necessary for providing voting instructions.

  During the accumulation period of each Certificate, the Participant holds the voting interest in each Certificate. The number of votes will be determined by dividing the accumulation value of the Contract as to the accumulation value of each Participant attributable to each sub-account by the net asset value per share of the underlying Series Fund shares held by that sub-account.
  During the annuity period of each Certificate, the annuitant holds the voting interest in each Certificate. The number of votes will be determined by dividing the reserve for each annuitant allocated to each sub-account by the net asset value per share of the underlying Series Fund shares held by that sub-account. After an annuity begins, the votes attributable to any particular annuitant will decrease as the reserves decrease. In determining any voting interest, fractional shares will be recognized.

------------------------------------------------------------------------
ANNUITY PERIOD

1.  ELECTING THE RETIREMENT DATE AND FORM OF ANNUITY
The Contracts provide for four annuity payment options, any one of which may be elected if permitted by law. Each annuity payment option may be elected on either a variable annuity or a fixed annuity basis, or a combination thereof. Other annuity payment options may be available as agreed to between a Participant and us and upon request to us.
  If an election has not been made otherwise, and the plan does not specify to the contrary, the Participant's retirement date shall be April 1 of the calendar year next following the calendar year in which the Participant attains age
70 1/2. The annuity payment option shall be Option 2A, a life annuity with a period certain of 120 months. Unless notified in writing by the Contract Owner or Participant at least 30 days prior to the Annuity Commencement Date, a fixed annuity will be provided by any General Account accumulation value and a variable annuity will be provided by any Group Variable Annuity Account accumulation value. The minimum first monthly annuity payment on either a variable or fixed dollar basis is $20 imposed separately for the portion of the annuity payments payable as a fixed annuity and the portion payable as a variable annuity under each of the sub-accounts of the Group Variable Annuity Account. If such first monthly payment would be less than $20, we may fulfill our obligation by paying in a single sum the value of a Participant's interest in the Contract which would otherwise have been applied to provide annuity payments.
  Once annuity payments have commenced, the annuitant cannot surrender his or her annuity benefit and receive a single sum settlement in lieu thereof. In the event that a beneficiary elects to receive the commuted value of the remaining guaranteed payments in a lump sum, that value will be based on the then current dollar amount of one payment and the same interest rate which served as a basis for the annuity.
  The mortality and expense risks charges continue to be deducted throughout the annuity period, even under each of the available variable annuity payment options, including Option 4, under which there is no mortality risk to Minnesota Mutual.

2.  ANNUITY PAYMENT OPTIONS

OPTION 1--LIFE ANNUITY
This is an annuity payable monthly during the lifetime of the annuitant and terminating with the last monthly payment preceding the death of the annuitant. This option usually offers the largest monthly payments (of those options involving life contingencies) since there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option for the annuitant to receive only one annuity payment if he or she died prior to the due date of the second annuity payment, two if he or she died before the due date of the third annuity payment, etc.

OPTION 2--LIFE ANNUITY WITH A PERIOD CERTAIN OF 120 MONTHS (OPTION 2A), 180 MONTHS (OPTION 2B), OR 240 MONTHS
(OPTION 2C)
This is an annuity payable monthly during the lifetime of the annuitant, with the guarantee that if the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of the period certain; or if the beneficiary so elects at any time during the remainder of the period certain, the present value of the remaining guaranteed number of payments, based on the then current dollar amount of one such payment shall be paid in a single sum to the beneficiary.

OPTION 3--JOINT AND LAST SURVIVOR ANNUITY
This is an annuity payable monthly during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. Under this option there is no guarantee of a minimum number of payments or provision for a death benefit for beneficiaries.

OPTION 4--PERIOD CERTAIN ANNUITY
This is an annuity payable monthly for a period certain of from 5 to 20 years, as elected. If the annuitant dies before payments have been made for the period certain elected, payments will continue to the beneficiary during the remainder of such period certain.
  By written notice to us from the Contract Owner or a Participant at least 30 days prior to a Participant's Annuity Commencement Date, a lump sum settlement of a Participant's accumulation value may be elected in lieu of the application of that amount to an Annuity Payment Option. After the payment of such a lump sum settlement to the Participant, the Participant shall have no further rights under the Contract.

3.  VALUE OF THE ANNUITY UNIT
The value of an annuity unit is determined monthly as of the first day of each month. The value of the annuity unit on the first day of each month is determined by multiplying the value on the first day of the preceding month by the product of (a) .996338, and (b) the ratio of the value of the accumulation unit for the valuation date next following the fourteenth day of the preceding month to the value of the accumulation unit for the valuation date next following the fourteenth day of the second preceding month. (The factor of
 .996338 is used to neutralize the assumed net investment rate, discussed in
Section 4 below, of 4.5% per annum built into the first payment calculation and which is not applicable because the actual net investment rate is credited instead.) The value of an annuity unit as of any date other than the first day of a month is equal to its value as of the first day of the next succeeding month.

4.  DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT
Under the Contract described in this Prospectus, the first monthly annuity payment is determined by applying the value of the Participant's individual accumulation value at retirement. State premium taxes, if applicable and not previously deducted from purchase payments, may be deducted from the Participant's accumulation value before the first payment is determined. These taxes currently range from 0 to 3.5%, depending upon the state of issue and type of plan involved.
  The amount of the first monthly payment depends on the annuity payment option elected, the form of annuity, and the adjusted age of the annuitant. A table used to determine the adjusted age of the annuitant and joint annuitant is contained in the Contract. For both fixed and variable annuity payments, the adjusted age of the annuitant and joint annuitant, if any, is used to determine the first payment.
  For a fixed annuity, the Contract contains tables indicating the dollar amount of the monthly payment under each annuity payment option for each $1,000 of value applied. The tables are determined from the Progressive Annuity Table with interest at the rate of 3% per annum, assuming births in the year 1900 and an age setback of six years. A $200 fee may be deducted from the Participant's General Account accumulation value before applying the rates found in the tables.
  The dollar amount of the first monthly variable annuity payment is determined by applying the available value (after deduction of any applicable premium taxes not previously deducted) to a rate which is based on the Progressive Annuity Table with interest at the rate of 4.5% per annum, assuming births in the year 1900 and with an age setback of six years. A number of units is then determined by dividing this dollar amount by the then current annuity unit value. Thereafter, the number of annuity units remains unchanged during the period of annuity payments. This determination is made separately for each sub-account of the separate account. The number of annuity units is based upon the available value in each sub-account as of the date annuity payments are to begin. The dollar amount determined for each sub-account will then be aggregated for purposes of making payment.
  The 4.5% interest rate assumed in the annuity rate would produce level annuity payments if the net investment rate remained constant at 4.5% per year. Subsequent payments will be less than, equal to, or greater than the first payment depending upon whether the actual net investment rate is less than, equal to, or greater than 4.5%. A higher interest rate would mean a higher initial payment, but a more slowly rising (or more rapidly falling) series of subsequent payments. A lower assumption would have the opposite effect.

  If, when annuity payments are elected, we are using annuity rates for Contracts of this class which result in larger annuity payments, we will use those rates instead of those guaranteed in the Contract.

5.  AMOUNT OF SECOND AND SUBSEQUENT MONTHLY VARIABLE ANNUITY PAYMENTS
The dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for each applicable sub-account of the Group Variable Annuity Account multiplied by the annuity unit value for that sub-account as of the due date of the payment. This amount may increase or decrease from month to month.
  The dollar amounts for variable annuity payments determined for each applicable sub-account of the Group Variable Annuity Account will be aggregated for purposes of making the monthly variable annuity payment to the Participant.

6.  TRANSFER OF ANNUITY RESERVES
Amounts held as annuity reserves may be transferred among the variable annuity sub-accounts during the annuity period. Annuity reserves may also be transferred from a variable annuity to a fixed annuity during this time. The change must be made by a written request. The annuitant and joint annuitant, if any, must make such an election.
  There are restrictions to such a transfer. The transfer of an annuity reserve amount from any sub-account must be at least equal to $5,000 or the entire amount of the reserve remaining in that sub-account. In addition, annuity payments must have been in effect for a period of 12 months before a change may be made. Such transfers can be made only once every 12 months. The written request for an annuity transfer must be received by us more than 30 days in advance of the due date of the annuity payment subject to the transfer. Upon request, we will make available to you annuity reserve amount sub-account information.
  A transfer will be made on the basis of annuity unit values. The number of annuity units from the sub-account being transferred will be converted to a number of annuity units in the new sub-account. The annuity payment option will remain the same and cannot be changed. After this conversion, a number of annuity units in the new sub-account will be payable under the elected option. The first payment after conversion will be of the same amount as it would have been without the transfer. The number of annuity units will be set at that number of units which are needed to pay that same amount on the transfer date.
  When we receive a request for the transfer of variable annuity reserves, it will be effective for future annuity payments. The transfer will be effective and funds actually transferred in the middle of the month prior to the next annuity payment affected by your request. We will use the same valuation procedures to determine your variable annuity payment that we used initially.
  Amounts held as reserves to pay a variable annuity may also be transferred to a fixed annuity during the annuity period. However, the restrictions which apply to annuity sub-account transfers will apply as well. The amount transferred will then be applied to provide a fixed annuity amount. This amount will be based upon the adjusted age of the annuitant and any joint annuitant at the time of the transfer. The annuity payment option will remain the same. Amounts paid as a fixed annuity may not be transferred to a variable annuity.
  When we receive a request to make such a transfer to a fixed annuity, it will be effective for future annuity payments. The transfer will be effective and funds actually transferred in the middle of the month prior to the next annuity payment. We will use the same fixed annuity pricing method at the time of transfer that we used to determine an initial fixed annuity payment.

------------------------------------------------------------------------
DEATH BENEFIT

Death benefits, if any, payable under Contracts shall be in such amount as is determined by the provisions of the applicable qualified trust or plan. The Contracts provide that in the event of the death of the Participant prior to the commencement of annuity payments, the death proceeds payable to the named beneficiary will be the greater of: a) the Participant's accumulation value determined as of the valuation date coincident with or next following the date due proof of death is received by us, or b) the total of the purchase payments made by or on behalf of a Participant received by us less any prior Participant withdrawals or transfers to another investment alternative available in the Contract Owner's underlying plan. Death proceeds will be paid in a single sum to the beneficiary designated by the Participant, unless an annuity option is elected by the beneficiary. Payment will be made within seven days after we receive due proof of death of the Participant. Except as noted below, a Participant's entire interest in the Contract must be distributed within five years of the Participant's death. If the annuitant dies after annuity payments have begun, Minnesota Mutual will pay to the beneficiary any death benefit provided by the annuity option selected. The person selected by the Participant as the beneficiary of any remaining interest after the death of the annuitant under the annuity option may be a person different from that person designated as the beneficiary of the Participant's interest in the Contract prior to the annuity commencement date.
  The beneficiary will be the person or persons named in the Contract application unless the Participant, or annuitant if annuity payments have commenced, subsequently changes the beneficiary. In that event, we will pay the amount payable at death to the beneficiary named in the last change of beneficiary request. The Participant's or annuitant's written request to change the beneficiary will not be effective until it is recorded in Minnesota Mutual's home office records. After it has been recorded, it will take effect as of the date the Participant or annuitant signed the request. However, if the Participant or annuitant dies before the request has been recorded, the request will not be effective as to those death proceeds we have paid before the request was recorded in our home office records.

--------------------------------------------------------------------------------
CREDITING ACCUMULATION UNITS

During the accumulation period--the period before the commencement of annuity payments--the purchase payment (on receipt of a completed application or subsequently) is credited to a Participant's accumulation value on the valuation date coincident with or next following the date such purchase payment is received. If the initial purchase payment is accompanied by an incomplete application, the purchase payment will not be credited until the valuation date coincident with or next following the date a completed application is received. We will offer to return the initial purchase payment accompanying an incomplete application if it appears that the application cannot be completed within five business days. Purchase payments will be credited to the Contract in the form of accumulation units. The number of accumulation units credited with respect to each purchase payment is determined by dividing the portion of the purchase payment allocated to each sub-account by the then current accumulation unit value for that sub-account. The total of these separate account accumulation values in the sub-accounts will be the separate account accumulation value. Interests in the sub-accounts will be valued separately.
  The number of accumulation units so determined shall not be changed by any subsequent change in the value of an accumulation unit, but the value of an accumulation unit will vary from valuation date to valuation date to reflect the investment experience of the Portfolios of the Series Fund and those other Underlying Funds which may be held by the sub-accounts of the Group Variable Annuity Account.
  Minnesota Mutual will determine the value of accumulation units on each day on which the Portfolios of the Series Fund and such other Underlying Funds are valued. The net asset value of the Series Fund and Underlying Fund shares are computed once daily, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Fund's securities will not materially affect the current net asset value of such Fund's shares,
(ii) days during which no such Series Fund's shares or Underlying Fund's shares are tendered for redemption and no order to purchase or sell such Fund's shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).
  Accordingly, the value of accumulation units will be determined daily, and such determinations will be applicable to all purchase payments received by Minnesota Mutual at its home office on that day prior to the close of business of the Exchange. The value of accumulation units applicable to purchase payments received subsequent to the close of business of the Exchange on that day will be the value determined as of the close of business on the next day the Exchange is open for trading.
  In addition to providing for the allocation of purchase payments to the sub-accounts of the separate account, the Contracts also provide for allocation of purchase payments to Minnesota Mutual's General Account for accumulation at a guaranteed interest rate.

TRANSFER OF VALUES
Upon a Participant's written or telephone request, values under the Contract may be transferred between the General Account and the Group Variable Annuity Account or among the sub-accounts of the Group Variable Annuity Account. We will make the transfer on the basis of accumulation unit values on the valuation date coincident with or next following the day we receive the request at our home office. No deferred sales charge will be imposed on such transfers. Transfers between the sub-accounts of the Group Variable Annuity Account are unlimited as to amount and frequency.
  The Contracts permit us to limit the frequency and amount of transfers from the General Account to the sub-accounts of the Group Variable Annuity Account. The Contracts provide that such transfers from a Participant's Accumulation Value in our General Account will be on a first-in, first-out (FIFO) basis and they provide that Participants may transfer the greater of $1,000 or 10% of their General Account accumulation value annually or in 12 monthly installments. Currently, we limit such transfers during any calendar year to the greater of $1,000 or an amount which is no more than 20% of the General Account accumulation value at the time of the transfer.
  Transfer arrangements may be established to begin on the 10th or 20th of any month and if a transfer cannot be completed it will be made on the next available transfer date.
  Also, in addition to requests for transfer which are by written request, a Participant or persons authorized by Participants may effect transfers, or a change in the allocation of future premiums, by means of a telephone call. Transfers and requests made pursuant to such a call are subject to the same conditions and procedures as are outlined above for written transfer requests. During periods of marked economic or market changes, Participants may experience difficulty in implementing a telephone transfer due to a heavy volume of telephone calls. In such a circumstance, Participants should consider submitting a written transfer request while continuing to attempt a telephone transfer. We reserve the right to restrict the frequency of--or otherwise modify, condition, terminate or impose charges upon--telephone transfer privileges. For more information on telephone transfers, contact Minnesota Mutual.
  We will employ reasonable procedures to satisfy ourselves that instructions received from Participants are genuine and, to the extent that we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We require Participants to identify themselves in those telephone conversations through such information as we may deem to be reasonable. We record telephone transfer and change of allocation instruction conversations and we provide Participants with a written confirmation of the telephone transfer.
  The interests of Contract Owners and Participants arising from the allocation of purchase payments or the transfer of contract values to the General Account of Minnesota Mutual, and thereby to its general assets, are not registered under the Securities Act of 1933, and Minnesota Mutual is not registered as an investment company under the Investment Company Act of 1940. Accordingly, such interests and Minnesota Mutual are not subject to the provisions of those acts that would apply if registration under such acts were required.

PORTABILITY
In addition to provisions which allow a transfer of Participant accumulation values under the Contract between the General Account of Minnesota Mutual and the Group Variable Annuity Account and transfers among the sub-accounts of the Group Variable Annuity Account, withdrawals are also allowed from the Participant accumulation values of the Contract to transfer amounts to other investment alternatives offered by the Contract Owner in its underlying plan.
  Withdrawals for this purpose other than those relating to the timing of payments, are subject to the same limitations and restrictions as described in the heading "Transfer of Values" immediately above and the same dollar limitations on such transfers similarly apply.

VALUE OF THE CONTRACT
The value of the Contract at any time prior to the commencement of annuity payments can be determined by multiplying the total number of accumulation units credited to the Contract by the current value of an accumulation unit in each sub-account of the Group Variable Annuity Account and adding to this amount the sum of General Account values. There is no assurance that such value will equal or exceed the purchase payments made, except with respect to amounts allocated to the General Account.

The Contract Owner and, where applicable, each Participant will be advised periodically of the number of accumulation units credited to the Contract or to the Participant's individual account, the current value of each accumulation unit, and the total value of the Contract or the individual account.

ACCUMULATION UNIT VALUE
The value of an accumulation unit in each sub-account of the Group Variable Annuity Account was set at $1.000000 on the first valuation date of the Group Variable Annuity Account. The value of an accumulation unit on any subsequent valuation date is determined by multiplying the value of an accumulation unit on the immediately preceding valuation date by the net investment factor (described below) for the valuation period just ended. The value of an accumulation unit as of any date other than a valuation date is equal to its value on the next succeeding valuation date.

NET INVESTMENT FACTOR
The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. For any sub-account, the net investment factor for a valuation period is the gross investment rate for such sub-account for the valuation period, less a deduction for the mortality risk, expense risk and administrative charge at the current rate of 1.00% per annum.
  The gross investment rate is equal to: (1) the net asset value per share of a Series Fund or Underlying Fund share held in a sub-account of the Group Variable Annuity Account determined at the end of the current valuation period; plus (2) the per share amount of any dividend or capital gain distribution by that Series Fund or Underlying Fund if the "ex-dividend" date occurs during the current valuation period; divided by (3) the net asset value per share of that Series Fund or Underlying Fund share determined at the end of the preceding valuation period. The gross investment rate may be positive or negative.

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WITHDRAWALS AND SURRENDER

Under certain circumstances a Participant may have the right to surrender his or her interest in the Contract in whole or in part, subject to possible adverse tax consequences. (See discussion under heading "Federal Tax Status" on pages 27-31.)
  Withdrawals may be made only for the purpose of providing plan benefits, making transfers to the Contract Owner, making transfers to plan investment alternatives available in the Contract Owner's underlying plan other than those provided for in this Contract, or allowing other withdrawals as allowed in the plan and mutually agreed upon by Minnesota Mutual and the Contract Owner. The amount available for withdrawal shall be the Participant accumulation value less any applicable deferred sales charge. If withdrawals during the first calendar year of participation are equal to or less than 10% of the total purchase payments made on behalf of the Participant, the charge will not apply. In subsequent calendar years there will be no charge for withdrawals equal to or less than 10% of the prior calendar year Participant accumulation value. If a Participant's withdrawals in any calendar year exceed this amount, the deferred sales charge will apply to the excess.
  Withdrawal amounts shall be deducted from the Participant's General Account accumulation value on a first in, first out (FIFO) basis. Unless otherwise instructed by the Participant or the Contract Owner, withdrawal amounts will be made from a Participant's interest in the General Account and each sub-account of the Group Variable Annuity Account in the same proportion that the value of that Participant's interest in the General Account and any sub-account bears to that Participant's total accumulation value.
  Withdrawals are made upon written request from the Participant or Contract Owner to Minnesota Mutual. The withdrawal date will be the valuation date coincident with or next following the receipt of the request by Minnesota Mutual at its home office.
  We will waive the applicable dollar amount limitation on withdrawals where a systematic withdrawal program is in place and such a smaller amount satisfies the minimum distribution requirements of the Code.
  Once annuity payments have commenced for a Participant, the Participant cannot surrender his or her annuity benefit and receive a single sum settlement in lieu thereof. For a discussion of commutation rights of payees and beneficiaries subsequent to the annuity commencement date, see heading "Annuity Payment Options" on page 21.
  Contract Owners or plan administrators of the Contract Owner's underlying plan may also submit signed written withdrawal or surrender requests to us by facsimile (FAX) transmission. Our FAX number is (612) 665-7942. Transfer instructions or changes as to future allocations of purchase payments may be communicated to us by the same means.
  The surrender of a Certificate or a partial withdrawal thereunder may result in a credit against Minnesota Mutual's premium tax liability. In such event, Minnesota Mutual will pay in addition to the cash value paid in connection with the surrender or withdrawal, the lesser of (1) the amount by which Minnesota Mutual's premium tax liability is reduced, or (2) the amount previously deducted from purchase payments for premium taxes. No representation can be made that upon any such surrender or withdrawal any such payment will be made, since applicable tax laws at the time of surrender or withdrawal would be determinative.

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DISTRIBUTION

The Contracts will be sold by Minnesota Mutual life insurance agents who are also registered representatives of MIMLIC Sales Corporation or other broker-dealers who have entered into selling agreements with MIMLIC Sales Corporation. MIMLIC Sales Corporation ("MIMLIC Sales") acts as the principal underwriter of the Contracts. MIMLIC Sales is a wholly-owned subsidiary of MIMLIC Asset Management Company, a wholly-owned subsidiary of Minnesota Mutual. MIMLIC Sales is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.
  Commissions to dealers, paid in connection with the sale of the Contracts, may not exceed an amount which is equal to 6% of the purchase payments received for the Contracts. Commissions on group cases may vary.
  In addition, MIMLIC Sales or Minnesota Mutual will provide credits which allow registered representatives (Agents) who are responsible for sales of the Contracts to attend conventions and other meetings sponsored by Minnesota Mutual or its affiliates for the purpose of promoting the sale of insurance and/or investment products offered by Minnesota Mutual and its affiliates. Such credits may cover the registered representatives' transportation, hotel accommodations, meals, registration fees and the like. Minnesota Mutual may also pay registered representatives additional amounts based upon their production and the persistency of life insurance and annuity business placed with Minnesota Mutual.

------------------------------------------------------------------------
FEDERAL TAX STATUS

INTRODUCTION
The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service.
  Minnesota Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The operations of the Group Variable Annuity Account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the Group Variable Annuity Account or on capital gains arising from its investment activities. The Group Variable Annuity Account is not taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and it does not anticipate any change in that tax status.

TAXATION OF ANNUITY CONTRACTS IN GENERAL
Section 72 of the Code governs taxation of nonqualified annuities in general and some aspects of tax qualified programs. No taxes are imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected.
  As a general rule, deferred annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year.
  For payments made in the event of a full surrender of an annuity, the taxable portion is generally the amount in excess of the cost basis (i.e., purchase payments) of the contract. Amounts withdrawn from the variable annuity contracts not part of a qualified program are treated first as taxable income to the extent of the excess of the contract value over the purchase payments made under the contract. Such taxable portion is taxed at ordinary income tax rates.
  In the case of a withdrawal under an annuity that is part of a qualified program, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was not excluded from the gross income of the individual. For annuities issued in connection with qualified plans, the "investment in the contract" can be zero.
  For annuity payments, the taxable portion is generally determined by a formula that establishes the ratio that the cost basis of the contract bears to the expected return under the contract. Such taxable part is taxed at ordinary income rates.
  If a taxable distribution is made under the variable annuity contracts, a penalty tax of 10% of the amount of the taxable distribution may apply. This additional tax does not apply where the taxpayer is 59 1/2 or older, where payment is made on account of the taxpayer's disability, or where payment is made by reason of death of the owner, and in certain other circumstances.
  The Code also provides an exception to the penalty tax for distributions, in periodic payments, of substantially equal installments, be made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary.
  For some types of qualified plans, other tax penalties may apply to certain distributions.
  A transfer of ownership of a contract, the designation of an annuitant or other payee who is not also the Contract Owner, or the assignment of the contract may result in certain income or gift tax consequences to the Contract Owner that are beyond the scope of this discussion. A Contract Owner who is contemplating any such transfer, designation or assignment should consult a competent tax adviser with respect to the potential tax effects of that transaction.
  For purposes of determining a Contract Owner's gross income, the Code provides that all nonqualified deferred annuity contracts issued by the same company (or its affiliates) to the same Contract Owner during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect through serial contracts or otherwise. For further information on these rules, see your tax adviser.

DIVERSIFICATION REQUIREMENTS
Section 817(h) of the Code authorizes the Treasury to set standards, by regulation or otherwise for the investments of the Group Variable Annuity Account to be "adequately diversified" in order for the Contract to be treated as an annuity contract for Federal tax purposes. Group Variable Annuity Account, through the Series Fund, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Series Fund's assets may be invested. Although the investment adviser is an affiliate of Minnesota Mutual, Minnesota Mutual does not have control over the Series Fund or its investments. Nonetheless, Minnesota Mutual believes that each Portfolio of the Series Fund in which the Group Variable Annuity Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.
  In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

  The ownership rights of a Participant under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Participant has the choice of one or more sub-accounts in which to allocate net purchase payments and contract values, and may be able to transfer among sub-accounts more frequently than in such rulings. These differences could result in a Contract Owner and thus the Participant as being treated as the owner of the assets of the Group Variable Annuity Account. In addition, Minnesota Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Minnesota Mutual therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner or Participant from being considered the owner of a pro rata share of the assets of the Group Variable Annuity Account.

TAXATION OF DEATH BENEFIT PROCEEDS
Amounts may be distributed from a Contract because of the death of the owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

TAX QUALIFIED PROGRAMS
The annuity is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to Participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.
  We make no attempt to provide more than general information about use of annuities with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under annuities purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to transfer restrictions, distribution and other requirements that are not incorporated into the annuity or other annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the annuities comply with applicable law. Purchasers of annuities for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract. The contract may also be used in other situations where a group annuity contract is desired for funding but where the benefit structure does not require a contract which is recognized as an "annuity" for federal income tax purposes. As with deferred compensation plans, the availability of public funds within the contract may present additional considerations as to whether that contract is qualified as an annuity contract for tax purposes.

CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS
Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

DEFERRED COMPENSATION PLANS
Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account.
  With respect to non-governmental Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and, depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its
Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.
  Any amount deferred under an eligible deferred compensation plan, and any income attributable to the amounts so deferred, are currently excluded from the Participant's income. Generally, the maximum amount of compensation that may be deferred is the lesser of $7,500 or 33 1/3% of includable compensation (taxable earnings). Different rules may apply for Participants covered by private deferred compensation plans under this section and those Participants should consult a competent tax adviser concerning the operation of such a plan. A Participant who participates in a deferred compensation plan sponsored by an employer and who also participates in a Section 403(b) retirement program,
Section 401(k) plan or a Simplified Employee Pension (SEP) amounts excludable from gross income pursuant to that program, plan or pension reduce the amount of compensation which may be deferred under a Section 457 deferred compensation plan.
  The diversification requirements of Section 817(h) of the Code, previously described in this section, may present additional considerations for purchasers or Participants of the Contracts. Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. Section 818 of the Code defines pension plan contracts as contracts issued under a Section 401(a) plan,
Section 401(k) plan, Section 403(b) program, or a Section 457 retirement program as maintained by the United States government, the government of any state or political subdivision thereof, or by any agency or instrumentality of the foregoing.
  Notwithstanding this exemption, an existing Revenue Ruling, Revenue Ruling 81-225, may provide a legal theory that suggests that contracts which utilize a public fund, that is to say a fund available not only to separate accounts of insurance companies but to members of the public generally, may present additional considerations as to whether that contract is qualified as an annuity contract for tax purposes because of the existence of the availability of the public funds in that contract. We believe that if the Service were to make such a determination providing that result, that the existence of a Section 457 deferred compensation plan would, nevertheless, protect Participants in that plan from current income taxation.
  Additionally, should a contract make a public fund available to its Participants, it is believed that additional contracts funded by the separate account could participate in the separate account and, so long as they omitted the use of non-public funds, that they could continue to obtain tax treatment as an annuity under existing regulations and revenue rulings.

PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX EXEMPT ORGANIZATIONS
Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.
  Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

WITHHOLDING
In general, distributions from annuities are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Different rules may apply to payments delivered outside the United States. Some states have enacted similar rules.
  Recent changes to the Code allow the rollover of most distributions from tax-qualified plans and Section 403(b) annuities directly to other tax-qualified plans that will accept such distributions and to individual retirement accounts and individual retirement annuities. Distributions which may not be rolled over are those which are: (1) one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee,
(b) the joint lives or joint expectancies of the employee and the employee's designated beneficiary, or (c) for a specified period of ten years or more; (2) a required minimum distribution; or (3) the non-taxable portion of a distribution.
  Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse or an ex-spouse who is an alternate payee, will be subject to federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It may be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. Such a taxpayer must replace withheld amounts with other funds to avoid taxation on the amount previously withheld.

LOANS
Generally, interest paid on any loan under an annuity Contract which is owned by an individual is not deductible. A Participant should consult a competent tax adviser before deducting any loan interest.

SEE YOUR OWN TAX ADVISER
It should be understood that the foregoing description of the federal income tax consequences under these Contracts is not exhaustive and that special rules are provided with respect to situations not discussed herein. It should also be understood that should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Internal Revenue Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating becoming a Participant under the Contract or exercising elections under such a Contract. For further information a qualified tax adviser should be consulted.

------------------------------------------------------------------------
LEGAL PROCEEDINGS

There are no pending legal proceedings in which the Group Variable Annuity Account is a party. There are no material pending legal proceedings, other than ordinary routine litigation incidental to their business, in which Minnesota Mutual, Advantus Capital or MIMLIC Sales is a party.

------------------------------------------------------------------------
REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Group Variable Annuity Account and the Contracts. Statements contained in this Prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information, which contains additional Contract and Group Variable Annuity Account information, including financial statements, is available from the offices of the Group Variable Annuity Account at your request. The Table of Contents for that Statement of Additional Information is as follows:
       Group Variable Annuity Account
       Trustees and Principal Management Officers of Minnesota Mutual Distribution of Contracts
       Annuity Payments
       Auditors
       Financial Statements
       Appendix A--Calculation of Unit Values

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